SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                  June 24, 1999
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                       (Date of earliest event reported)


                            Commonwealth Bancorp, Inc.
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              (Exact name of registrant as specified in its charter)


   Pennsylvania                    0-27942                    23-2828883
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
of incorporation)                                        Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                       19401
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(Address of principal executive offices)                           (Zip Code)


                                (610) 251-1600
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             (Registrant's telephone number, including area code)


                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events
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    Commonwealth Bancorp. Inc. (the "Company") announced on June 24, 1999 that its Board of Directors has authorized the repurchase of up to 1.3 million shares or approximately 10 percent of its outstanding common stock and announced on June 28, 1999 that its wholly owned subsidiary, Commonwealth Bank, completed the sale of two branch offices in Lebanon County, Pennsylvania, to Harris Savings Bank. For additional information, reference is made to the Press Releases, dated June 24, 1999 and June 28, 1999, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         99.1          Press Release dated June 24, 1999

         99.2          Press Release dated June 28, 1999
                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COMMONWEALTH BANCORP, INC.



Date: June 29, 1999                     By:  /s/Charles M. Johnston
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                                             Charles M. Johnston
                                             Chief Financial Officer